                                                                      EXHIBIT 24



                       FEDERAL PAPER BOARD COMPANY, INC.
                               POWER OF ATTORNEY
                                   FORM 10-K




KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY AND THOMAS L. COX, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person the Annual Report of FEDERAL PAPER BOARD COMPANY, INC., on Form 10-K for the fiscal year ended January 1, 1994, and to file the same, with all exhibits and other documents thereto and other documents therewith, with the Securities and Exchange Commission.



Dated: March 15, 1994





                                                          /s/  ROBERT D. BALDWIN
                                                          ----------------------
                                                               Robert D. Baldwin

                                                                      EXHIBIT 24
                                                                     (Continued)

                       FEDERAL PAPER BOARD COMPANY, INC.
                               POWER OF ATTORNEY
                                   FORM 10-K


KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY AND THOMAS L. COX, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person the Annual Report of FEDERAL PAPER BOARD COMPANY, INC., on Form 10-K for the fiscal year ended January 1, 1994, and to file the same, with all exhibits and other documents thereto and other documents therewith, with the Securities and Exchange Commission.


Dated: March 18, 1994





                                                           /s/ THOMAS L. CASSIDY
                                                           ---------------------
                                                               Thomas L. Cassidy

                                                                      EXHIBIT 24
                                                                     (Continued)

                       FEDERAL PAPER BOARD COMPANY, INC.
                               POWER OF ATTORNEY
                                   FORM 10-K


KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY AND THOMAS L. COX, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person the Annual Report of FEDERAL PAPER BOARD COMPANY, INC., on Form 10-K for the fiscal year ended January 1, 1994, and to file the same, with all exhibits and other documents thereto and other documents therewith, with the Securities and Exchange Commission.


Dated: March 17, 1994





                                                             /s/ W. RAN CLERIHUE
                                                             -------------------
                                                                 W. Ran Clerihue

                                                                      EXHIBIT 24
                                                                     (Continued)

                       FEDERAL PAPER BOARD COMPANY, INC.
                               POWER OF ATTORNEY
                                   FORM 10-K



KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY AND THOMAS L. COX, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person the Annual Report of FEDERAL PAPER BOARD COMPANY, INC., on Form 10-K for the fiscal year ended January 1, 1994, and to file the same, with all exhibits and other documents thereto and other documents therewith, with the Securities and Exchange Commission.


Dated: March 16, 1994



                                                              /s/ JAMES T. FLYNN
                                                              ------------------
                                                                  James T. Flynn

                                                                      EXHIBIT 24
                                                                     (Continued)

                       FEDERAL PAPER BOARD COMPANY, INC.
                               POWER OF ATTORNEY
                                   FORM 10-K


KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY AND THOMAS L. COX, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person the Annual Report of FEDERAL PAPER BOARD COMPANY, INC., on Form 10-K for the fiscal year ended January 1, 1994, and to file the same, with all exhibits and other documents thereto and other documents therewith, with the Securities and Exchange Commission.



Dated: March 16, 1994



                                                        /s/  W. MARK MASSEY, JR.
                                                        ------------------------
                                                             W. Mark Massey, Jr.

                                                                      EXHIBIT 24
                                                                     (Continued)

                       FEDERAL PAPER BOARD COMPANY, INC.
                               POWER OF ATTORNEY
                                   FORM 10-K




KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY AND THOMAS L. COX, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person the Annual Report of FEDERAL PAPER BOARD COMPANY, INC., on Form 10-K for the fiscal year ended January 1, 1994, and to file the same, with all exhibits and other documents thereto and other documents therewith, with the Securities and Exchange Commission.



Dated: March 16, 1994



                                                             /s/ EDMUND J. KELLY
                                                             -------------------
                                                                 Edmund J. Kelly

                                                                      EXHIBIT 24
                                                                     (Continued)

                       FEDERAL PAPER BOARD COMPANY, INC.
                               POWER OF ATTORNEY
                                   FORM 10-K


KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY AND THOMAS L. COX, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person the Annual Report of FEDERAL PAPER BOARD COMPANY, INC., on Form 10-K for the fiscal year ended January 1, 1994, and to file the same, with all exhibits and other documents thereto and other documents therewith, with the Securities and Exchange Commission.



Dated: March 17, 1994





                                                              /s/ JOHN L. KELSEY
                                                              ------------------
                                                                  John L. Kelsey